Supplement Dated January 27, 2023
to the Prospectus dated May 1, 2022 for

Accumulator Variable Universal Life
Issued By: Symetra Life Insurance Company

The following supplements and amends the Prospectus dated May 1, 2022.

The Section titled “Conversion” under Purchasing a Policy is replaced with the following:

Conversion: The Policy can not be converted unless applicable state law mandates that a conversion and/or exchange is permissible. See APPENDIX B: STATE VARIATIONS.

Appendix B: State Variations is deleted in its entirety and replaced with the following:

APPENDIX B: STATE VARIATIONS

The following information is a summary of the states where the Accumulator Variable Universal Life Policy or certain features and/or benefits vary from the Policy's features and benefits as previously described in this prospectus. Certain provisions of the Policy may be different from the description in this prospectus due to variations required by state law. The state in which Your Policy is issued also governs whether or not certain riders, options, charges or fees are available or will vary under Your Policy. Any state variations will be included in Your Policy or in riders or endorsements attached to Your Policy.

STATE	FEATURE OR BENEFIT	VARIATION OR AVAILABILITY
California	See "Cancellation Period" under the Section titled PURCHASING A POLICY	If you are age 60 or older, you may return the Policy within 30 days from the date you received it. During the 30 day period, Your money will be placed in the Fixed Account or money-market fund, unless you direct that premiums be invested in a stock or bond Fund. If you do not direct that the premium be invested in a stock or bond Fund, and if you return the Policy within the 30-day period, you will be entitled to a refund of the premium plus any fees or charges deducted under the Policy. If you direct that the premium be invested in a stock or bond Fund during the 30-day period, and if you return the Policy during that period, you will be entitled to a refund of the Policy's Value which could be less than the premiums you paid for the Policy.
	See "Death Benefit Proceeds" under the Section titled DEATH BENEFIT.	Death Benefit Proceeds will be paid from the date of death to the date of payment at the current rate of interest on death proceeds left on deposit with Us.
	See “Conversion” under the Section titled PURCHASING A POLICY and “Exchanges” under the KEY INFORMATION table.	Within 18 months after the Issue Date, you may exchange this Policy for a policy of permanent fixed benefit insurance on the life of the Insured.
See "Allocation of Net Premium Payments and Policy Value" under the Section titled PREMIUMS
For all Owners age 59 and under during the Cancellation Period, the Company allocates Net Premium Payments it receives during the Cancellation Period (including the initial Premium Payment) to the Fixed Account. At the end of the Cancellation Period, the Net Premium Payment plus credited interest minus any Monthly Deduction is reallocated to each Subaccount or the Fixed Account selected by the Owner based on that the Owner’s allocation instructions.

	Accelerated Death Benefit for Chronic Illness Plus Rider	This rider is not available in California.
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STATE	FEATURE OR BENEFIT	VARIATION OR AVAILABILITY
Delaware	See "Death Benefit Proceeds" under the Section titled DEATH BENEFIT.	Death Benefit Proceeds will be paid from the date of death to the date of payment at an annual interest rate of 1%.
Florida	See "Cancellation Period" under the Section titled PURCHASING A POLICY	If you reside in Florida, You may cancel Your Policy within 14 days from the date You received it. If Your Policy is a replacement of another insurance or annuity contract, You may return it within 30 days from the date You received it.
See "Death Benefit Proceeds" under the Section titled DEATH BENEFIT
We will pay interest on the Death Benefit Proceeds from the date we receive Due Proof of Death to the date the claim is paid at an annual rate equal to or greater than the Moody’s Corporate Bond Yield Average.

North Dakota	See "Death Benefit Proceeds" under the Section titled DEATH BENEFIT.	Death Benefit Proceeds will be paid from the date of death to the date of payment as an annual interest rate of 1%.
South Dakota	See "Death Benefit Proceeds" under the Section titled DEATH BENEFIT.	Death Benefit Proceeds will be paid from the date of death to the date of payment as an annual interest rate of 1%.

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